UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2023

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive

New Haven, CT 06511

(Address of principal executive offices, including Zip Code)

(475) 238-6837

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01	Entry into a Material Definitive Agreement.

The Second Amendment to Credit Agreement and Guaranty and Termination of Revenue Interest Financing Agreement

On December 5, 2023, (the “Effective Date”), BioXcel Therapeutics, Inc. (the “Company”) entered into the Second Amendment to Credit Agreement and Guaranty and Termination of Revenue Interest Financing Agreement (the “Second Amendment”), which amended the Credit Agreement and Guaranty, dated April 19, 2022, by and among the Company, as the borrower, certain subsidiaries of the Company from time to time party thereto as subsidiary guarantors, the lenders party thereto (the “Lenders”), and Oaktree Fund Administration LLC (“OFA”) as administrative agent (as amended by the Waiver and First Amendment to Credit Agreement and Guaranty, dated as of November 13, 2023 (the “First Amendment”), the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by the Second Amendment, the “Credit Agreement”). The terms of the Second Amendment are substantially the same terms as disclosed in Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, which summary is incorporated herein by reference. In addition, pursuant to the Second Amendment, the Lenders agreed to permit the Company to invest up to a maximum of $30,865,000 at any time outstanding in OnkosXcel Therapeutics, LLC (“OnkosXcel”), increased from $30,000,000. In connection with the Second Amendment, the Company agreed to pay to the Lenders an exit fee equal to 0.25% of the loans under the Credit Agreement repaid upon maturity or prepayment of the loans (which exit fee is in addition to, and not in lieu of, the exit fee provided for by the First Amendment).

On the Effective Date, and in connection with the Second Amendment, the Company terminated the Revenue Interest Financing Agreement (as amended from time to time, the “RIFA”) by and among the Company, the purchasers party thereto (the “Purchasers”) and OFA, as administrative agent. A description of the material terms of the RIFA can be found under the heading “Revenue Interest Financing Agreement” in Note 9 of Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, and is incorporated herein by reference. The $30,000,000 in financing previously provided to the Company under the RIFA was converted to an outstanding loan under the Credit Agreement (the “Tranche A-2 Term Loan”) pursuant to the Second Amendment. All commitments for potential future funding under the RIFA were terminated.

Company Warrants and Registration Rights Agreement

In connection with the closing of the Second Amendment, on the Effective Date, the Company amended and restated the warrants granted to the Lenders on April 19, 2022 to purchase up to 278,520 shares of the Company’s common stock at an exercise price of $20.04 per share (the “Original Warrants”). Pursuant to the amendment and restatement of the Original Warrants, dated December 5, 2023 (the “Amended and Restated Original Warrants”), the exercise price of the Original Warrants has been reduced to $3.6452 per share, which represents the arithmetic average of the volume-weighted average price of the Company’s common stock on the Nasdaq Capital Market during the 30 trading days preceding the Effective Date.

In connection with the Second Amendment, on the Effective Date, the Company granted new warrants to the Lenders to purchase up to 69,630 shares of the Company’s common stock (the “New Warrant Shares”) at an exercise price of $3.6452 per share (the “New Warrants”), which represents the arithmetic average of the volume-weighted average price of the Company’s common stock on the Nasdaq Capital Market during the 30 trading days preceding the Effective Date. The New Warrants will expire on April 19, 2029 and may be net exercised at the holder’s election.

On the Effective Date, Company amended and restated its Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) with the Lenders, dated April 19, 2022, pursuant to which the Company agreed to register the New Warrant Shares for resale.

The foregoing summaries of the Amended and Restated Original Warrants, the New Warrants and the Amended and Restated Registration Rights Agreement are qualified in their entirety by the complete text of such agreements, copies of which are filed hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 1.02.	Termination of a Material Definitive Agreement.

The information included in Item 1.01 above regarding the RIFA is incorporated by reference under this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above regarding the Second Amendment is incorporated by reference under this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 above regarding the issuance of the New Warrants and the Amended and Restated Original Warrants is incorporated by reference under this Item 3.02. The New Warrants were issued, and the New Warrant Shares will be issued (if at all), in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) of the Securities Act. The Lenders have represented that they are acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and appropriate legends have been or will be affixed to the securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Form of Amended and Restated Original Warrant

4.2	Form of New Warrant

4.3	Amended and Restated Registration Rights Agreement, dated December 5, 2023, among the Company and Oaktree-TCDRS Strategic Credit, LLC, Oaktree-Forrest Multi-Strategy, LLC, Oaktree-TBMR Strategic Credit Fund C, LLC, Oaktree-TBMR Strategic Credit Fund F, LLC, Oaktree-TBMR Strategic Credit Fund G, LLC, Oaktree-TSE 16 Strategic Credit, LLC, INPRS Strategic Credit Holdings, LLC, Oaktree Specialty Lending Corporation, Oaktree Strategic Credit Fund, Oaktree GCP Fund Delaware Holdings, L.P., Oaktree Diversified Income Fund Inc., Oaktree AZ Strategic Lending Fund, L.P., Oaktree LSL Fund Holdings EURRC S.a.r.l., Oaktree LSL Fund Delaware Holdings EURRC, L.P., and Q Boost Holding LLC.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2023	BIOXCEL THERAPEUTICS, INC.

/s/ Richard Steinhart
Richard Steinhart
Chief Financial Officer